SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported):  June  30,  2000
                                                          ---------------



                     DELTA WOODSIDE INDUSTRIES, INC.       .
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


South  Carolina                    1-10095                         57-0535180
---------------                    -------                         ----------
(State or other                  (Commission                      (IRS Employer
jurisdiction of                  File Number)                     Identification
incorporation)                                                    No.)



                                  P.O. Box 6126
                        Greenville, South Carolina 29606
                        --------------------------------
              (Address of principal executive offices) (Zip  Code)


       Registrant's telephone number, including area code: (864) 255-4100
                                                           --------------

                          233 N. Main Street, Suite 200
                        Greenville, South Carolina 29601
                        --------------------------------
          (Former name or former address, if changed since last report)


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ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On June 30, 2000, Delta Woodside Industries, Inc. ("Delta Woodside") completed the pro rata distribution (the "Delta Apparel Distribution") of all the outstanding shares of Delta Apparel, Inc., a Georgia corporation that had been a wholly-owned subsidiary of Delta Woodside ("Delta Apparel"), and the pro rata distribution ("Duck Head Distribution") of all the outstanding shares of Duck Head Apparel Company, Inc., a Georgia corporation that had been a wholly-owned subsidiary of Delta Woodside ("Duck Head"), to the holders of record of Delta Woodside shares on June 19, 2000.

     A description of the Delta Apparel Distribution is set forth in the Information Statement of Delta Apparel (the "Delta Apparel Information Statement"), included as Exhibit 99.1 to Amendment No. 4 to Form 10/A (General Form for Registration of Securities Pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934) (File No. 1-15583), filed by Delta Apparel with the Securities and Exchange Commission (the "SEC") on June 8, 2000 (the "Amended Delta Apparel Form 10"), under the heading "The Delta Apparel Distribution", which description is incorporated herein by reference. Additional information respecting Delta Apparel and the Delta Apparel Distribution is set forth in the material in the Delta Apparel Information Statement under the headings, "Risk Factors", "Trading Market", "Relationships Among Delta Apparel, Delta Woodside and Duck Head", "Business of Delta Apparel", "Security Ownership of Significant Beneficial Owners and Management", "Interests of Directors and Executive Officers in the Delta Apparel Distribution" and "Description of Delta Apparel Capital Stock", which material is incorporated herein by reference.

     A description of the Duck Head Distribution is set forth in the Information Statement of Duck Head (the "Duck Head Information Statement"), included as
Exhibit 99.1 to Amendment No. 4 to Form 10/A (General Form for Registration of Securities Pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of
1934) (File No. 1-15585), filed by Duck Head with the SEC on June 8, 2000 (the "Amended Duck Head Form 10"), under the heading "The Duck Head Distribution", which description is incorporated herein by reference. Additional information respecting Duck Head and the Duck Head Distribution is set forth in the material in the Duck Head Information Statement under the headings, "Risk Factors", "Trading Market", "Relationships Among Duck Head, Delta Woodside and Delta Apparel", "Business of Duck Head", "Security Ownership of Significant Beneficial Owners and Management", "Interests of Directors and Executive Officers in the Duck Head Distribution" and "Description of Duck Head Capital Stock", which material is incorporated herein by reference.

ITEM  5.  OTHER  EVENTS

     On June 30, 2000, as contemplated in connection with the Delta Apparel Distribution and the Duck Head Distribution, Delta Woodside announced that the individuals who had been serving as the officers of Delta Woodside had resigned from their officer positions, and the Delta Woodside board of directors had elected new executive officers. William F. Garrett was elected President and Chief Executive Officer; William H. Hardman, Jr. was elected Vice President,
Chief Financial Officer, Treasurer and Secretary; and Donald C. Walker was elected Vice President, Controller and Assistant Secretary.

     The press release that announced these new executive officers is included as Exhibit 20.1 to this Report and is incorporated herein by reference

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Not  applicable.

     (b) The required pro forma financial information was previously filed under Item 7, Financial Statements and Exhibits, of Delta Woodside's report on Form 8-K with date of June 8, 2000, filed with the SEC on June 12, 2000, which information is incorporated herein by reference.

     (c)     Exhibits

          2.1 Distribution Agreement, dated as of March 15, 2000, by and among Delta Woodside Industries, Inc., DH Apparel Company, Inc. (subsequently renamed Duck Head Apparel Company, Inc.) and Delta Apparel, Inc. (excluding schedules and exhibits): Incorporated by reference to Exhibit 2.1 to the Form 10/A of Delta Apparel, Inc. (File No. 1-15583). The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit to this exhibit upon request of the Commission.

          2.2 Tax Sharing Agreement, dated as of June 30, 2000, by and among Delta Woodside Industries, Inc., Delta Apparel, Inc. and Duck Head Apparel Company, Inc.

          20.1 Press release dated June 30, 2000.

          99.1 Information Statement of Delta Apparel, Inc.: Incorporated by reference to Exhibit 99.1 to Amendment No. 4 to Form 10/A of Delta Apparel, Inc. (File No. 1-15583).

          99.2 Information  Statement  of  Duck  Head  Apparel  Company,   Inc.:
               Incorporated by reference to Exhibit 99.1 to Amendment No. 4 to Form 10/A of Duck Head Apparel Company, Inc. (File No. 1-15585).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DELTA  WOODSIDE  INDUSTRIES,  INC.
                                           (Registrant)


                                           By:  /s/  William H. Hardman, Jr.
                                              ---------------------------------
                                              William  H.  Hardman,  Jr.
                                              Vice  President,  CFO,  Treasurer
                                              and  Secretary


Date:  July  20,  2000

                                  EXHIBIT INDEX

          2.1 Distribution Agreement, dated as of March 15, 2000, by and among Delta Woodside Industries, Inc., DH Apparel Company, Inc. (subsequently renamed Duck Head Apparel Company, Inc.) and Delta Apparel, Inc. (excluding schedules and exhibits): Incorporated by reference to Exhibit 2.1 to the Form 10/A of Delta Apparel, Inc. (File No. 1-15583). The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit to this exhibit upon request of the Commission.

          2.2 Tax Sharing Agreement, dated as of June 30, 2000, by and among Delta Woodside Industries, Inc., Delta Apparel, Inc. and Duck Head Apparel Company, Inc.

          20.1 Press release dated June 30, 2000.

          99.1 Information Statement of Delta Apparel, Inc.: Incorporated by reference to Exhibit 99.1 to Amendment No. 4 to Form 10/A of Delta Apparel, Inc. (File No. 1-15583).

          99.2 Information  Statement  of  Duck  Head  Apparel  Company,   Inc.:
               Incorporated by reference to Exhibit 99.1 to Amendment No. 4 to Form 10/A of Duck Head Apparel Company, Inc. (File No. 1-15585).


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